                                                                  Conformed Copy

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM T-1
                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                SECTION 305(b)(2)

                                  HSBC BANK USA
               (Exact name of trustee as specified in its charter)

               New York                                   13-2774727
               (Jurisdiction of incorporation             (I.R.S. Employer
               or organization if not a U.S.              Identification No.)
               national bank)

               452 Fifth Avenue, New York, NY             10018-2706
               (212) 525-5600                             (Zip Code)
               (Address of principal executive offices)

                    Warren L. Tischler, Senior Vice President
                                  HSBC Bank USA

                                452 Fifth Avenue
                          New York, New York 10018-2706
                               Tel: (212) 525-1311
            (Name, address and telephone number of agent for service)

                                TEKNI-PLEX, INC.*
               (Exact name of obligor as specified in its charter)

               Delaware                                   22-3286312
               (State or other jurisdiction               (I.R.S. Employer
               of incorporation or organization)          Identification No.)

               260 North Denton Tap Road
               Coppell, Texas                             75019
               (972) 304-5077                             (Zip Code)
               (Address of principal executive offices)


              12-3/4% Series B Senior Subordinated Notes due 2010
       Guaranties of 12-3/4% Series B Senior Subordinated Notes due 2010
                         (Title of Indenture Securities)

                        *TABLE OF ADDITIONAL REGISTRANTS




                                                            State or Other
                                                            Jurisdiction of     I.R.S. Employer
                                                            Incorporation or    Identification
Name, Address and Telephone Number                          Organization        Number
----------------------------------                          ------------        ------
PureTec Corporation (1)                                     Delaware            22-3376449
Plastic Specialties and Technologies, Inc. (1)              Delaware            22-2743384
Plastic Specialties and Technologies Investments, Inc. (1)  Delaware            22-2663552
Burlington Resins, Inc. (1)                                 Delaware            22-3334106
Pure Tech APR, Inc. (1)                                     New York            11-3065942
Coast Recycling North, Inc. (1)                             California          68-0200870
Distributors Recycling, Inc.                                New Jersey          22-2466975
REI Distributors, Inc. (1)                                  New Jersey          22-2418824
Pure Tech Recycling of California (1)                       California          77-0356589
Alumet Smelting Corp (1)                                    New Jersey          22-2054447
Tri-Seal Holdings, Inc.   (1)                               Delaware            52-2141575
Natvar Holdings, Inc. (1)                                   Delaware            22-3703725
TPI Acquisition Subsidiary, Inc. (1)                        Delaware            52-2340472
TP/Elm Acquisition Subsidiary, Inc. (1)                     Delaware            71-0891561

      (1) The address of these additional registrants is: 201 Industrial Parkway, Somerville, New Jersey 08876. The telephone number of each is (908) 722-4800.

                                     General

Item 1. General Information..

            Furnish the following information as to the trustee:

      (a) Name and address of each examining or supervisory authority to which it is subject.

            State of New York Banking Department.

            Federal Deposit Insurance Corporation, Washington, D.C.

            Board of Governors of the Federal Reserve System, Washington, D.C.

      (b) Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2. Affiliations with Obligor.

            If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None

Item 16. List of Exhibits

Exhibit
-------
T1A(i)                           (1)    Copy of the Organization Certificate of HSBC Bank USA.

T1A(ii)                          (1)    Certificate of the State of New York Banking Department dated
                                        December 31, 1993 as to the authority of HSBC Bank USA to commence business as amended effective on March 29, 1999.

T1A(iii)                                Not applicable.

T1A(iv)                          (3)    Copy of the existing By-Laws of HSBC Bank USA as  as amended on
                                        April 11, 2002.

T1A(v)                                  Not applicable.

T1A(vi)                          (2)    Consent of HSBC Bank USA required by Section 321(b) of the Trust
                                        Indenture Act of 1939.

T1A(vii)                                Copy of the latest report of condition
                                        of the trustee (December 31, 2002),
                                        published pursuant to law or the
                                        requirement of its supervisory or
                                        examining authority.

T1A(viii)                               Not applicable.

T1A(ix)                                 Not applicable.


      (1) Exhibits previously filed with the Securities and Exchange Commission with registration No. 022-22429 and incorporated herein by reference thereto.

      (2) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 33-53693 and incorporated herein by reference thereto.

      (3) Exhibit previously filed with the Securities and Exchange Commission with Registration No. 333-88532 and incorporated herein by reference thereto.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, HSBC Bank USA, a banking corporation and trust company organized under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York on the 28th day of April, 2003.

                                                HSBC BANK USA


                                                By:  /s/ Frank J. Godino
                                                     ---------------------------
                                                Frank J. Godino
                                                     Vice President

                                                                                                                   EXHIBIT T1A (VII)

                                                                                    Board of Governors of the Federal Reserve System
                                                                                    OMB Number: 7100-0036
                                                                                    Federal Deposit Insurance Corporation
                                                                                    OMB Number: 3064-0052
                                                                                    Office of the Comptroller of the Currency
                                                                                    OMB Number: 1557-0081

FEDERAL FINANCIAL INSTITUTIONS EXAMINATION COUNCIL                                  Expires March 31, 2005
------------------------------------------------------------------------------------------------------------------------------------

                                                                                    Please refer to page i, Table of Contents,
                                                                                    for the required disclosure of estimated     [1]
                                                                                    burden.

------------------------------------------------------------------------------------------------------------------------------------

CONSOLIDATED REPORTS OF CONDITION AND INCOME FOR
A BANK WITH DOMESTIC AND FOREIGN OFFICES -- FFIEC 031

REPORT AT THE CLOSE OF BUSINESS DECEMBER 31, 2002                     (19980930)
                                                                     -----------
                                                                     (RCRI 9999)

This report is required by law; 12 U.S.C. Section 324 (State     This report form is to be filed by banks with branches and
member banks); 12 U.S.C. Section 1817 (State nonmember banks);   consolidated subsidiaries in U.S. territories and possessions,
and 12 U.S.C. Section 161 (National banks).                      Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or International Banking Facilities.

NOTE: The Reports of Condition and Income must be signed by an   The Reports of Condition and Income are to be prepared in
authorized officer and the Report of Condition must be           accordance with Federal regulatory authority instructions.
attested to by not less than two directors (trustees) for
State nonmember banks and three directors for State member and   We, the undersigned directors (trustees), attest to the
National Banks.                                                  correctness of this Report of Condition (including the
                                                                 supporting schedules) and declare that it has been examined by
I,  Gerald A. Ronning, Executive VP & Controller                 us and to the best of our knowledge and belief has been
   ---------------------------------------------                 prepared in conformance with the instructions issued by the
    Name and Title of Officer Authorized to Sign Report          appropriate Federal regulatory authority and is true and correct.

Of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and believe.

                                                                     /s/ Youssef Nasr
   /s/ Gerald A. Ronning                                         ---------------------------------------------------------------
--------------------------------------------------------------   Director (Trustee)
Signature of Officer Authorized to Sign Report
                                                                    /s/ Bernard J. Kennedy
                                                                 ---------------------------------------------------------------
                                                                 Director (Trustee)

                                                                    /s/ Sal H. Alfieri
                       2/14/03                                   ---------------------------------------------------------------
--------------------------------------------------------------   Director (Trustee)
Date of Signature

------------------------------------------------------------------------------------------------------------------------------------

SUBMISSION OF REPORTS

Each Bank must prepare its Reports of Condition and Income       For electronic filing assistance, contact EDS Call report
either:                                                          Services, 2150 N. Prospect Ave., Milwaukee, WI 53202, telephone
                                                                 (800) 255-1571.
(a)  in electronic form and then file the computer data file
     directly with the banking agencies' collection agent,       To fulfill the signature and attestation requirement for the
     Electronic Data System Corporation (EDS), by modem or       Reports of Condition and Income for this report date, attach
     computer diskette; or                                       this signature page to the hard-copy for the completed report that the bank places in its files.
b)   in hard-copy (paper) form and arrange for another party
     to convert the paper report to automated for. That party
     (if other than EDS) must transmit the bank's computer
     data file to EDS.

------------------------------------------------------------------------------------------------------------------------------------

FDIC Certificate Number     | 0 | 0 | 5 | 8 | 9 |

                                 (RCRI 9030)

http://WWW.BANKING.US.HSBC.COM                                   HSBC Bank USA
--------------------------------------------------------------   ---------------------------------------------------------------
  Primary Internet Web Address of Bank (Home Page), if any       Legal Title of Bank (TEXT 9010)
  (TEXT 4087) (Example:  www.examplebank.com)
                                                                 Buffalo
                                                                 ---------------------------------------------------------------
                                                                 City (TEXT 9130)

                                                                 N.Y.                                              14203
                                                                 ---------------------------------------------------------------
                                                                 State Abbrev. (TEXT 9200)                  ZIP Code (TEXT 9220)

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                               REPORT OF CONDITION

Consolidated domestic subsidiaries

HSBC Bank USA                                                of  Buffalo
------------------------------------------------------------------------
  Name of Bank                                                  City

in the state of New York, at the close of business December 31, 2002


ASSETS

                                                                                                 Thousands
                                                                                                of dollars
Cash and balances due from depository institutions:
 a.  Non-interest-bearing balances currency and coin                                            $ 2,079,940
 b.  Interest-bearing balances                                                                      707,840
   Held-to-maturity securities                                                                    4,372,512
   Available-for-sale securities                                                                 13,701,218
   Federal funds sold and securities purchased under agreements to resell:
 a.  Federal funds sold in domestic offices                                                         600,000
 b.  Securities purchased under agreements to resell                                              2,142,943

Loans and lease financing receivables:
   Loans and leases held for sale                                                               $ 2,490,206
   Loans and leases net of unearned income                                      $ 41,038,074
                                                                                ------------
   LESS: Allowance for loan and lease losses                                         491,801
   Loans and lease, net of unearned income, allowance, and reserve                              $40,546,273
   Trading assets                                                                                13,243,465
   Premises and fixed assets                                                                        723,647
Other real estate owned                                                                              14,823
Investments in unconsolidated subsidiaries                                                          245,614
Customers' liability to this bank on acceptances outstanding                                         98,526
Intangible assets: Goodwill                                                                       2,224,573
Intangible assets: Other intangible assets                                                          404,242
Other assets                                                                                      2,819,947
Total assets                                                                                     86,415,769


LIABILITIES

Deposits:
   In domestic offices                                                                           40,034,925
   Non-interest-bearing                                                            5,682,618
   Interest-bearing                                                               34,352,307
In foreign offices                                                                               20,129,661
   Non-interest-bearing                                                              397,743
   Interest-bearing                                                               19,731,918
Federal funds purchased and securities sold under agreements to repurchase:
 a.  Federal funds purchased in domestic offices                                                    656,181
 b.  Securities sold under agreements to repurchase                                                 552,583
Trading Liabilities                                                                               7,696,329
Other borrowed money                                                                              5,361,189
Bank's liability on acceptances                                                                      98,526

                                                                                                 Thousands
                                                                                                of dollars
Subordinated notes and debentures                                                                 1,549,034
Other liabilities                                                                                 3,048,561
                                                                                                 ----------
Total liabilities                                                                                79,126,989
                                                                                                 ----------
Minority Interests in consolidated Subsidiaries                                                         173

EQUITY CAPITAL

Perpetual preferred stock and related surplus                                                            --
Common Stock                                                                                        205,000
Surplus                                                                                           6,454,612
Retained earnings                                                                                   384,408
Accumulated other comprehensive income                                                              244,587
Other equity capital components                                                                          --
Total equity capital                                                                              7,288,607
Total liabilities, minority interests and equity capital                                         86,415,769